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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                            -------------------------

                                    FORM 8-K

                            -------------------------

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): August 21, 2002





                              PURE RESOURCES, INC.
             (Exact name of Registrant as specified in its charter)


           Delaware                       001-15899              74-2952918
(State or other jurisdiction of          (Commission          (I.R.S. Employer
 incorporation or organization)          File Number)        Identification No.)




           500 West Illinois
            Midland, Texas                                              79701
(Address of principal executive offices)                              (Zip Code)



       Registrant's Telephone Number, including area code: (915) 498-8600


                                 Not applicable
                 (Former name, former address and former fiscal
                      year, if changed since last report)

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Item 7.  Exhibits.
-----------------

(c)      Exhibits.

         10.1 Indemnity Agreement dated May 16, 2002 by and between Pure Resources, Inc. and Jack Harper.

         The following exhibits are furnished under Item 9 as part of this Current Report on Form 8-K:

         99.1     Complaint titled Mary Crescente v. Pure Resources, Inc., Jack
                  D. Hightower, George G. Staley, Herbert C. Williamson, III, Timothy H. Ling, Darrell D. Chessum, Keith A. Covington, Graydon H. Laughbaum, H D Maxwell and Unocal Corporation, filed on August 21, 2002 in the Chancery Court of the State of Delaware in and for New Castle County.
         99.2 Complaint titled Carl Brown v. Pure Resources, Inc., Unocal Corporation, Union Oil Company of California, Jack D. Hightower, George G. Staley, Darrell D. Chessum, Keith A. Covington, Graydon H. Laughbaum, Jr., Timothy H. Ling, H D Maxwell, and Herbert C. Williamson, filed on August 21, 2002 in the Chancery Court of the State of Delaware in and for New Castle County.
         99.3 Complaint titled Summit Trading Group, LLC v. Jack D. Hightower, George G. Staley, Herbert C. Williamson III, Timothy H. Ling, Darrell D. Chessum, Keith A. Covington, Graydon H. Laughbaum, H D Maxwell, Unocal Corporation, Union Oil Company of California and Pure Resources, Inc., filed on August 21, 2002 in the Chancery Court of the State of Delaware in and for New Castle County.
         99.4 Complaint titled John Metera v. Pure Resources, Inc., Union Oil Company of California, Jack D. Hightower, George G. Staley, Darrell D. Chessum, Keith A. Covington, Graydon H. Laughbaum, Jr., Timothy H. Ling, H D Maxwell, and Herbert C. Williamson, III, filed on August 21, 2002 in the Chancery Court of the State of Delaware in and for New Castle County.
         99.5 Complaint titled Schlomo Bistritzky v. Jack D. Hightower, George G. Staley, Darrell D. Chessum, Keith A. Covington, Graydon H. Laughbaum, Jr., Timothy H. Ling, H D Maxwell, Herbert C. Williamson, III, Pure Resources, Inc. and Unocal Corporation, filed on August 21, 2002 in the Chancery Court of the State of Delaware in and for New Castle County.
         99.6 Complaint titled Cardinal Capital Management, LLC v. John W. Amerman, Darrell D. Chessum, Keith A. Covington, John W. Creighton, Jr., James W. Crownover, Frank C. Herringer, Jack
                  D. Hightower, Charles R. Larson, Graydon H. Laughbaum, Jr., Timothy H. Ling, H.D. Maxwell, Donald B. Rice, Kevin W. Sharer, George G. Staley, Marina V.N. Whitman, Charles R. Williamson, Herbert C. Williamson, III, Unocal Corporation, Union Oil Company of California and Pure Resources, Inc. filed on September 3 in the Chancery Court of the State of Delaware in and for New Castle County.
         99.7 Amended Complaint titled Cardinal Capital Management, LLC v. John W. Amerman, Darrell D. Chessum, Keith A. Covington, John
                  W. Creighton, Jr., James W. Crownover, Frank C. Herringer, Jack D. Hightower, Charles R. Larson, Graydon H. Laughbaum, Jr., Timothy H. Ling, H.D. Maxwell, Donald B. Rice, Kevin W. Sharer, George G. Staley, Marina V.N. Whitman, Charles R. Williamson, Herbert C. Williamson, III, Unocal Corporation, Union Oil Company of California and Pure Resources, Inc. filed on September 3 in the Chancery Court of the State of Delaware in and for New Castle County.
         99.8 Complaint titled Holland v. Pure Resources, Inc., Jack D. Hightower, George G. Staley, Herbert C. Williamson, III., Timothy H. Ling, Darrell D. Chessum, Keith A. Covington, Graydon H. Laughbaum, H.D. Maxwell, Unocal Corporation and Does 1-25 filed August 27, 2002 in the Superior Court of the State of California, County of Los Angeles.
         99.9 Amended Complaint titled Mary Crescente v. Pure Resources, Inc., et al. filed September 6, 2002 in the Chancery Court of the State of Delaware in and for New Castle County.
         99.10 Letter from Unocal Corporation dated September 2, 2002 related to the Business Opportunities Agreement dated as of December 13, 1999 by and among Union Oil Company of California, Pure Resources, Inc., TRH, Inc., and Titan Exploration, Inc.
         99.11    Press Release dated August 21, 2002.
         99.12    Press Release dated August 26, 2002.

Item 9.  Regulation FD Disclosure.
---------------------------------

         Pure Resources, Inc. ("Pure") received correspondence from Unocal Corporation ("Unocal") on August 20, 2002, indicating that Unocal's Board of Directors has authorized it to make an exchange offer to Pure Resources stockholders to purchase all of the outstanding shares of common stock of Pure Resources that it does not already own. Pure issued press releases on August 21, 2002 and August 26, 2002 relating to the exchange offer, copies of which are furnished hereto as Exhibits 99.11 and 99.12 and incorporated herein by reference.

         Shortly after Unocal announced the proposed exchange offer, individual stockholders of Pure filed six complaints in the Delaware Court of Chancery and one compliant in the California Superior Court to commence class action lawsuits on behalf of Pure stockholders against Unocal, Union Oil Company of California ("Union Oil"), Pure and each of the individual directors of Pure, and in one case, the individual directors of Unocal. The actions generally allege (i) breaches of fiduciary duty by Unocal, Union Oil, Pure and the directors of Pure (and, in one case, the directors of Unocal) in connection with the exchange offer and merger; (ii) that the consideration offered in the

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exchange offer is inadequate; and (iii) that Unocal and Union Oil are acting to further their respective interests at the expense of the stockholders. The complaints seek to enjoin the exchange offer and merger or, alternatively, damages in an unspecified amount and rescission in the event the offer and merger occur. Copies of the complaints are furnished hereto as Exhibits 99.1 through 99.9 and incorporated herein by reference.

         Pure received correspondence from Unocal dated September 2, 2002 indicating that Unocal would not extend the effective period of its limited waivers relating to the offshore area of the Gulf of Mexico under the Business Opportunities Agreement dated as of December 13, 1999 among Union Oil, Pure, TRH, Inc. and Titan Exploration, Inc. and related waiver letters beyond their termination date of March 31, 2003. The termination of this waiver will not require Pure to divest assets which it now owns in the offshore area of the Gulf of Mexico. A copy of the correspondence is furnished hereto as Exhibit 99.10 and incorporated herein by reference.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                     PURE RESOURCES, INC.




                                     By:   /s/ Darin G. Holderness
                                           -------------------------------------
                                           Darin G. Holderness,
                                           Assistant Controller


Date:  September 13, 2002